UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) April 13, 2006


                           ADVANCE TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


              NEVADA                        0-27175               95-4755369
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 (State or other jurisdiction   (Commission File Number)       (IRS Employer
       of incorporation)                                     Identification No.)

                              15 N. Longspur Drive
                            The Woodlands, TX, 77380
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               (Address of principal executive offices) (Zip Code)

                                 (310) 213-2143
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               Registrant's telephone number, including area code

          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

{  } Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

{  } Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

{ } Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
{ } Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 8.01 OTHER EVENTS.


Advance Technologies Inc. has established a subsidiary, Infrared Systems International, and intends to license to that entity the right to use Advance Technologies Inc.'s intellectual property in the Infrared Security System. The actual terms of such license have not yet been determined. It is anticipated that Infrared Systems International will seek relationships with third parties for the exploitation of the Infrared Security System. Assuming that Infrared Systems International is successful in commercially exploiting the Infrared Security System, it is the current intention of the Board of Directors of Advance Technologies Inc. to distribute its then-equity interest in Infrared Systems International to the shareholders of Advance Technologies Inc. as a stock dividend, subject to compliance with applicable securities laws, but it is not anticipated that any such distribution will occur for at least twelve months.

This announcement contains certain forward-looking statements and information that are based on the beliefs of management as well as assumptions made by and information currently available to management. When used in this document, the words "anticipate," "believe," "estimate," "expect," "intend," "will," "plan," "should," "seek," and similar expressions, are intended to identify forward-looking statements. Such statements reflect the current view of management regarding future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual actions or results may vary materially from those described herein as anticipated, believed, estimated, expected or intended.



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                                    SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated:  April 11, 2006               ADVANCE TECHNOLOGIES, INC.



                                           By: /s/ GARY E. BALL
                                           --------------------------
                                                   Gary E. Ball
                                             President and Director







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